                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the use in this Registration Statement of ACT Manufacturing, Inc. on Form S-4 of our report dated February 26, 1999, appearing in the Joint Proxy Statement/Prospectus, which is part of this Registration Statement.

   We also consent to the reference to us under the heading "Experts" in the Joint Proxy Statement/Prospectus.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
June 22, 1999